Ohio National Fund, Inc.

Supplement dated December 6, 2019

to the Summary Prospectus dated May 1, 2019

ON Risk Managed Balanced Portfolio

The following supplements and amends the summary prospectus dated May 1, 2019, as previously amended:

Effective December 6, 2019, the Portfolio changed its secondary benchmark from the 55% S&P 500® Index/ 45% Bloomberg Barclays U.S. Aggregate Bond Index to the 55% S&P 500® Index/ 45% ICE BofAML US Broad Market Index in an effort to minimize index licensing costs. The S&P 500® Index remains the Portfolio’s primary benchmark.

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Please retain this supplement with your Prospectus for future reference.